Note 7 - Related Parties	6 Months Ended
Jun. 30, 2023
Statement Line Items [Line Items]
Disclosure of related party [text block]
Note 7.	Related Parties

On January 12, 2023, Opera entered into a share transfer agreement with Kunlun Tech Limited, a subsidiary of Kunlun, and Keeneyes Future Holding Inc., each a shareholder in Opera, for the sale of marketable securities, which Opera held as part of its investment program. The share transfer agreement granted Opera the right and obligation to sell a variable number of marketable securities on January 31, 2023, to be determined by Opera but subject to an upper limit, for a fixed price per security sold determined as the daily average closing price over the 15 trading days preceding the agreement. As such, Kunlun Tech Limited and Keeneyes Future Holding Inc. were exposed to both upside and downside market price risk as of the date of the agreement. The transaction closed with a sufficient number of securities sold to offset the dividends payable to Kunlun Tech Limited and Keeneyes Future Holding Inc., equal to a total consideration of $59.0 million determined based on the agreed price per security, as described above and in Note 8. At the date of closing, the market value of the shares based on their then-quoted price per share was $74.0 million. Consequently, during the month of January 2023 Opera recognized $15.5 million of fair value gain and a partially offsetting loss on disposal of $15.0 million. The net gain of $0.5 million on the shares sold was recognized as part of the net gain (loss) on the investment portfolio, as specified in Note 6.